UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

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

                    SCIENTIFIC INDUSTRIES, INC.
                           (letterhead)






                                                      November 30, 2010


Dear Fellow Stockholders:

  You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Friday, January 7, 2011 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

  Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2010 Annual Meeting of Stockholders and Proxy Statement.

  It is important that your shares be represented at the 2010 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

  Thank you for your continued support.




                                Sincerely,

                                /s/ Joseph G. Cremonese
                                _______________________

                                Joseph G. Cremonese
                                Chairman


_______________________________________________________________________

                           SCIENTIFIC INDUSTRIES, INC.
                                70 Orville Drive
                             Bohemia, New York 11716

                                  _____________

                 NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 7, 2011




  Notice is hereby given that the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Friday, January 7, 2011, at 11:00 a.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:

         1. To elect the Class B Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2013 and until the election and qualification of their respective successors.

         2. To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  The foregoing items of business are more fully described in the accompanying proxy statement.

  The Board of Directors has fixed the close of business on November 30, 2010, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

  A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

  You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.




                           By Order of your Board of
                           Directors,

                           /s/ Robert P. Nichols
                           _____________________
                           Robert P. Nichols
                           Secretary

Bohemia, New York
November 30, 2010






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                    YOUR VOTE IS IMPORTANT


___________________________________________________________________


                  SCIENTIFIC INDUSTRIES, INC.
                        70 Orville Drive
                    Bohemia, New York 11716

                        PROXY STATEMENT
                       _________________

              2010 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON JANUARY 7, 2011
                       _________________

Solicitation of Proxies

  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2010 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Friday, January 7, 2011, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

  At the Annual Meeting, stockholders of the Company will be asked to:
(1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2013, and the election and qualification of their respective successors;
(2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


Record Date, Voting Rights

  Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on November 30, 2010 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,196,577 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

  The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker "non-votes" are included. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


Voting of Proxies, Revocation, Solicitation

  All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker "non-votes" will be voted FOR (1) the election of the Board's nominees, Grace S. Morin and Joseph I.

Kesselman as Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

  Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for, against or to abstain from voting for the proposal to ratify the appointment of the Company's independent registered public accounting firm.

  A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

  It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about December 6, 2010.


                     PRINCIPAL STOCKHOLDERS

The following table sets forth as of November 30, 2010 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of        Shares Beneficially           Percent of
Beneficial Owner           Owned**                       Class***
___________________        ___________________           __________

James S. Segasture*             177,250 (1)                14.8

Lowell A. Kleiman               139,581 (2)                11.7
16 Walnut Street
Glen Head, NY 11545

Spectrum Laboratories, Inc.     124,736 (3)                10.4
18617 Broadwick Street
Rancho Dominquez, CA 90220

Grace S. Morin*                   87,783(4)                 7.3

Joseph I. Kesselman*            64,120 (5)                  5.3

Brookman P. March*              87,783 (6)                  7.3

______________
* His or her address is c/o Scientific Industries, Inc., 70 Orville Drive, Bohemia, New York 11716.

**    Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of

Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

***   Percentages of ownership are based upon the number of shares of
Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.

(2) Based on information reported on Schedule 13D filed with the Securities and Exchange Commission on October 30, 2002.

(3) Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on June 15, 2009.

(4) Includes 4,833 shares issuable upon exercise of options held by her husband.

(5) Includes 4,000 shares issuable upon exercise of options, 735 shares of Common Stock owned jointly with his wife, and 16,000 shares owned by his wife.

(6) Represents 82,950 shares owned by his wife, Grace S. Morin and 4,833 shares issuable upon exercise of options.

                        PROPOSAL 1
                        __________

                   ELECTION OF DIRECTORS

General
_______

  The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The number of Directors constituting the Board was reduced from seven to six upon the resignation in February 2010 as Director of Mr. Arthur M. Borden. Two are Class A Directors, two are Class B Directors and two are Class C Directors. At the Annual Meeting, the two Class B Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2013, and until their successors are duly elected and qualified. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld.
If for any reason said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

  The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

  The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees
________

  The Board of Directors has designated Ms. Grace S. Morin and Mr. Joseph I. Kesselman, both currently Class B Directors, as their nominees for election.

   Grace S. Morin (age 62), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at its Pittsburgh, Pennsylvania facility as a full-time employee from its acquisition through March 31, 2009 and since that date as a part-time consultant to Altamira. Prior to December 2003, she was a general business consultant for two years, and prior to that a member of senior management of a designer of gas flow environmental engineered products for approximately four years. Ms. Morin's husband, Mr. Brookman P. March is President of Altamira.

  Joseph I. Kesselman (age 85), a Director since 1961 and Chairman of the Board from August 2002 until his resignation in February 2006, has been for more than five years a consultant to various corporations, including Nuclear and Environmental Protection Inc., of which he had been a director, and Perrot Duval Management, S.H., a Swiss management company, and its subsidiary.

Other Directors
_______________

  Class A Directors:

  Helena R. Santos (age 46), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer,

Treasurer and Chief Financial Officer. Prior thereto, she had served from 1997 as Vice President, Controller and from May 2001 as Secretary. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

  James S. Segasture (age 74), a Director since 1991, has been a private investor since February 1990.

  Class C Directors:

  Joseph G. Cremonese (age 74), a Director since November 2002 and Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. He has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, including the Company, engaged in the production and sale of products for science and biotechnology. Since March 2003, Mr. Cremonese has been a director of and consultant to Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment.

  Roger B. Knowles (age 85), a Director since 1965, is retired. During the past five years he had been, although not currently, involved in liquidating various real estate and manufacturing concerns.

  Stock Ownership
  _______________

  The following table sets forth, as of November 30, 2010, relevant information as to the shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers and Key Personnel," and (iii) all directors and executive officers as a group.

Beneficial Owner                 Number             Percentage*
________________                 ______             ___________

Joseph G. Cremonese                   56,597(1)             4.6%

Joseph I. Kesselman                   64,120(2)             5.3%

Roger B. Knowles                       4,000(3)              .3%

Grace S. Morin                        87,783(4)             7.3%

James S. Segasture                   177,250(5)            14.7%

Helena R. Santos                      15,779                1.3%

Robert P. Nichols                     21,446(6)             1.8%

Brookman P. March                     87,783(7)             7.3%

All current directors and executive  426,975(8)             34.5%
officers as a group (8 persons)

(1) 36,597 shares are owned jointly with his wife and 20,000 shares are issuable upon exercise of options.
(2) Includes 4,000 shares issuable upon exercise of options, 735 shares of Common Stock owned jointly with his wife, and 16,000 shares owned by his wife.
(3)    Represents shares issuable upon exercise of options.
(4) Includes 4,833 shares issuable within 60 days of the Record Date upon exercise of options held by her husband, Mr. March.
(5) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.
(6)    Includes 5,000 shares issuable upon exercise of options.
(7) Represents 82,950 shares owned by his wife, Ms. Morin, and 833 shares issuable within 60 days of the Record date upon exercise of stock options.
(8)    Includes 41,833 shares issuable upon exercise of options.

Board Committees
________________

  Joseph I. Kesselman and James S. Segasture have been the sole members of the Company's Stock Option Committee, the members of which serve at the discretion of the Board. The Committee administers the Company's 2002 Stock Option Plan ("2002 Plan").

  Grace S. Morin, Joseph I. Kesselman, and James S. Segasture have been the members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies.


  The Board of Directors acts as the Company's Audit Committee.

  The Company does not have a financial expert on the Audit
Committee as defined by the Securities and Exchange Commissions;
however, the Company believes that the members of the Audit Committee have sufficient knowledge to properly evaluate and analyze the Company's financial statements.

Meetings
________

  During the fiscal year ended June 30, 2010 ("fiscal 2010"), the
Board of Directors held five meetings, at each of which all persons who were Directors at the time were present.

Directors' Compensation and Options
___________________________________

                    DIRECTORS' COMPENSATION
                For the Year Ended June 30, 2010


                                          Non-
                                          Equity
            Fees                          Incentive
            Earned                        Plan
            or Paid    Stock     Option   Comp-
            in Cash    Awards    Awards   ensation
Name        ($)        ($)       ($)      ($)
(a)         (b)        (c)       (d)      (e)
_____________________________________________________________________
Arthur M.
Borden(1)   8,500      0              0    0

Joseph G.
Cremonese  23,000      0          8,300(2) 0

Joseph I.
Kesselman  11,000      0              0    0

Roger B.
Knowles    11,000      0              0    0

Grace S.
Morin      11,000      0              0    0

James S.
Segasture  11,000      0              0    0

____________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Arthur M.                 0          0          8,500
Borden(1)

Joseph G.
Cremonese                 0        36,000(3)   67,300

Joseph I.
Kesselman                 0          0         11,000

Roger B.
Knowles                   0          0         11,000

Grace S.
Morin                     0        32,700(4)   43,700

James S.
Segasture                 0          0         11,000

____________________________________________________________________

(1) The late Mr. Borden resigned from the Board of Directors in February 2010.
(2) Represents consulting expense recorded in fiscal 2010 for stock options granted in fiscal 2010 computed in accordance with ASC No. 718 utilizing the Black-Scholes options pricing model (see "Related
Transactions").

(3) Represents amount paid to his affiliate pursuant to a marketing consulting agreement (see "Related Transactions").

(4) Represents compensation as a consultant received for her administrative services for Altamira (See "Related Transactions").

  The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $1,500 and $1,000 for each meeting of the Company's Board of Directors attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Cremonese, in his capacity as Chairman of the Board since February 2006, receives an additional fee of $1,000 per month. During fiscal 2010, the fees to non-employee Directors aggregated $152,500, including the consulting fees paid to Mr. Cremonese's affiliate, and to Ms. Morin.

  Pursuant to the Company's 1992 Stock Option Plan ("1992 Plan") options to purchase 3,000 shares of Common Stock at the then fair market value were granted to each non-employee director who was on the Board of Directors on the first business day of each March, in 1993, 1994, 1995, and 1996, namely Messrs. Borden, Kesselman, Knowles and Segasture. In addition, in December 1997 and through December 2001 the Board of Directors granted under the 1992 Plan annually options to purchase 4,000 shares of Common Stock to each of them exercisable at the fair market value on the date of grant. Accordingly, as of June 30, 2010, the Company had granted under the 1992 Plan to the foregoing four individuals options to purchase an aggregate of 128,000 shares of Common Stock, or options to purchase 32,000 shares of Common Stock to each.
The fair market value per share of Common Stock on the dates of grant ranged from $0.50 for options granted in 1993 to $2.40 in 2001. As of June 30, 2010, options under the 1992 Plan with respect to 94,000 shares had been exercised by them and with respect to 22,000 shares had expired. In addition, they had exercised options with respect to 48,000 shares granted to them prior to the adoption of the 1992 Plan.

  Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan (subsequently approved by stockholders) have been eligible to receive option grants thereunder. Mr. Joseph G. Cremonese who was elected a Director at the 2002 Annual Meeting of Stockholders, was granted on December 1, 2003 a ten-year option to purchase 5,000 shares of Common Stock at the fair market value of $1.35 per share, on February 20, 2007 a ten-year option to purchase 5,000 shares of Common Stock at the fair market value of $3.10 per share, and on September 17, 2009 a five-year option to purchase 10,000 shares at the fair market value of $1.88 per share. The $1.88 option had a total fair value (as determined using the Black-Scholes option-pricing model) of $9,300 of which $8,300 was recognized as consulting expense in fiscal 2010. None of the options have been exercised to date.


Executive Officers and Key Personnel
____________________________________

  Ms. Helena R. Santos and Mr. Robert P. Nichols are the executive officers of the Company. Mr. Brookman P. March is President and
Director of Sales and Marketing of the Company's subsidiary, Altamira Instruments, Inc.

  See "Election of Directors" for the employment history of Ms. Santos.

  Robert P. Nichols (age 49), employed by the Company since February 1998, has served since August 2002 as Executive Vice President. Previously, he had been since May 2001 Vice President, Engineering. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

  Brookman P. March (age 65) has been Director of Sales and Marketing since November 30, 2006 and President since July 2008 of Altamira, which conducts the Catalyst Research Instruments operation. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director.

  The executive officers of the Company are elected by the Board of Directors of the corporation for which they serve and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer.

  The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. In making a determination, the Committee and the Board give material consideration to the Company's results of operations and financial condition, competitive factors, and the Company's resources. The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements to retain qualified personnel.

  In May 2010, The Company entered into new employment agreements with Ms. Santos and Mr. Nichols related to their employment in their current positions. The agreements extended the terms of employment to June 30, 2011 and increased their annual base salaries commencing January 1, 2010 to $135,000 from $130,000 for Ms. Santos and to $123,600 from $120,000 for Mr. Nichols. Bonuses may be awarded to either or both at the discretion of the Board of Directors, as to services for the six months ending June 30, 2010 and for the fiscal year ending June 30, 2011. Under the previous agreements, a bonus of $5,000 was paid during the fiscal year ended June 30, 2010 to each of Ms. Santos and Mr. Nichols.

  Mr. March is employed by Altamira pursuant to an employment agreement dated as of October 1, 2010, which amended his employment agreement dated November 30, 2006. The new agreement provides for his employment through June 30, 2012 at a base salary of $121,900 per annum for the 12 months ending November 30, 2010 and $128,000 per annum thereafter through June 30, 2012. Pursuant to the prior agreement, the Company, with Mr. March's consent, granted him on December 2, 2009 options to purchase 6,500 shares at $3.07 per share of which 4,000 options were in payment of a salary increase of $6,900 and 2,500 options were in payment of a bonus. The agreement also provides for a bonus at the discretion of Altamira's Board of Directors for services for each of the following periods: 12 months ending November 30, 2010, the seven months ending June 30, 2011, and the 12 months ending June 30, 2012. The 2,500 shares option was valued at $4,100 using the Black-Scholes options pricing model in accordance with ASC No. 718.

  Each of the foregoing employment agreements contains confidentiality and non-competition covenants. Each contains termination provisions stipulating that if the Company terminates during the term of the agreement the employment of the employee other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct (including conflict of interest) in the carrying out of his or her duties under the agreement, the Company shall pay severance payments equal to one year's salary at the rate of the compensation at the time of termination, and continue to pay his or her regular benefits provided by the Company for a period of two years from termination.

  Mr. March may terminate his agreement for any reason upon 90-day prior notice, but will remain obligated under his non-competition and confidentiality covenants.

  Increases in the annual compensation provided by their employment agreements were based on the factors set forth above and the increase in sales and income under their management.

  The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2010 and 2009.


                    SUMMARY COMPENSATION TABLE


                                                  Non-      Non-
                                                  Equity    Qualified
                                                  Incentive Deferred
Name                                              Plan      Comp-
and                               Stock  Option   Comp-     ensation
Principal  Fiscal  Salary  Bonus  Awards Awards   ensation  Earnings
Position   Year    ($)     ($)    ($)    ($)      ($)       ($)
(a)        (b)     (c)     (d)    (e)    (f)      (g)       (h)
______________________________________________________________________
Helena R.  2010    131,500 5,000  0      0        0         0
Santos,    2009    125,000 0      0      0        0         0
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2010    121,300 5,000  0      0        0         0
Nichols,   2009    117,500 0      0      0        0         0
Exec.
V.P.
______________________________________________________________________
Brookman   2010    116,900 0      0      8,100(2) 0         0
P. March,  2009    112,900 0      0      0        0         0
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________




                   SUMMARY COMPENSATION TABLE (CONTINUED)
______________________________________________________________________
                     Changes
                     in
                     Pension
                     Value
                     and Non-
                     Qualified  All
Name                 Deferred   Other
and                  Comp-      Comp-
Principal  Fiscal    ensation   ensation  Total
Position   Year      Earnings   ($)       ($)
(a)        (b)                  (i)       (j)
______________________________________________________________________
Helena R.  2010     0           2,600(1)  139,100
Santos,    2009     0           2,500(1)  127,500
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2010     0           2,450(1)  128,700
Nichols,   2009     0           2,350(1)  119,850
Exec.
V.P.
______________________________________________________________________
Brookman   2010     0           4,700(1)  129,700
P. March,  2009     0           4,500(1)  117,400
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________


(1) The amount represents the Company's matching contribution under the Company's 401(k) Plans.
(2) The amount represents compensation expense recorded in fiscal 2010 for stock options granted in fiscal 2010 computed in accordance with ASC No. 718 utilizing the Black-Scholes options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations.

   GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2010
_______________________________________________________________________
                  Estimated            All Other  All Other
                  Future               Stock      Option
                  Payouts   Estimated  Awards:    Awards:
                  under     Future     Number     Number
                  Non-      Payment    of Shares  of
                  Equity    Under      of         Securities
         Grant    Incentive Equity     Stock      Underlying
Name     Date     Plan      Plan       Units(#)   Options (#)
(a)      (b)      Awards    Awards     (c)        (d)
_______________________________________________________________________
Brookman 12/02/09 0         0          0          2,500
P. March 12/02/09 0         0          0          4,000
_______________________________________________________________________


GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2010 (CONTINUED)
_______________________________________________________________________
                                Grant
                                Date
                    Exercise    Fair
                    or Base     Value of
                    Price of    Stock
                    Option      and
         Grant      Awards      Option
Name     Date       ($/Sh)      Awards
(a)      (b)        (e)         (f)
_______________________________________________________________________
Brookman 12/02/09   3.07         $7,675
P. March 12/02/09   3.07         $12,280
_______________________________________________________________________


         OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
_______________________________________________________________________
                          Option Awards
_______________________________________________________________________
                        Number       Equity
           Number       of           Incerntive
           of           Securities   Plan Awards:
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise  Option
           Options(#)   Unexerci-    Unearned     Price     Expiration
Name       Exercisable  sable        Options(#)   ($)       Date
(a)        (b)          (c)          (d)          (e)       (f)
______________________________________________________________________
Robert P.
Nichols     5,000        0           0            1.25      10/2012
______________________________________________________________________
Brookman P. 2,331        4,169       4,169        3.07      11/2014
March
_____________________________________________________________________

______________________________________________________________________
                          Stock Awards
______________________________________________________________________
                                              Equity
                                              Incentive
                                  Equity      Plan
                                  Incentive   Awards:
                                  Plan        Market or
                                  Awards:     Payout
                                  Number of   Value of
                       Market     Unearned    Unearned
           Number      Value      Shares,     Shares,
           of Shares   of Shares  Units or    Units or
           or Units    or Units   Other       Other
           of Stock    of Stock   Rights      Rights
           That        That       That        That
           Have not    Have not   Have not    Have not
           Vested      Vested     Vested      Vested
Name       (#)         ($)        (#)         ($)
(a)        (g)         (h)        (i)         (j)
______________________________________________________________________
Robert P.
Nichols     0           0          0          0
______________________________________________________________________
Brookman P. 0           0          0          0
March
______________________________________________________________________

No executive officer exercised any options during the fiscal year ended June 30, 2010.


Related Transactions
____________________

   Mr. Joseph G. Cremonese, who was elected a Director in November 2002, has been providing through his affiliate, Laboratory Innovation Company, Ltd., independent marketing consulting services to the Company for approximately ten years. The services have been rendered since January 1, 2003 pursuant to a consulting agreement which was amended and restated in March 2007 and extended in September 2009 through December 31, 2010. The agreement as amended and restated currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services of at least 60, but not more than 96, days per year at the rate of $600 per day with a monthly payment of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 60 days for the 12 month period. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $36,000 thereunder for each of fiscal 2010 and fiscal 2009.

    Ms. Grace S. Morin, was elected a Director in December 2006 upon the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Under the purchase agreement Ms. Morin is to receive (in addition to $361,000 in cash paid and an aggregate of 112,950 shares of the Company's Common Stock issued at the time of acquisition) an amount equal to a 90.36% share of 5% of net sales of Altamira for each of five designated periods, subject to possible adjustment. The first period ran from December 1, 2006 through June 30, 2007, the second, third, and fourth periods were the 12 months ended June 30, 2008, June 30, 2009, and June 30, 2010 and the fifth period runs from July 1, 2010 to November 30, 2010. Accordingly, Ms. Morin received contingent consideration of $59,700 for the first period, $131,000 for the second period, $97,000 for the third period, and $126,400 for the fourth period. She also received in fiscal 2008 $36,400 as reimbursement for the Company's treatment of the transaction as a purchase of assets for tax purposes.

  Since the acquisition in November 2006, and until March 31, 2009, Altamira employed Ms. Morin as an administrative employee. Since
April 1, 2009, she has provided Altamira consulting services on a part-time basis pursuant to an agreement expiring March 31, 2011 at the rate of $85 per hour. The agreement contains confidentiality and non-competition covenants. Altamira paid her $32,700 and $10,400, respectively, for the consulting services for fiscal 2010 and fiscal 2009.

Section 16(a) Reporting
_______________________

  The Company believes that, for the year ended June 30, 2010, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                              PROPOSAL 2
                              __________

   APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

  Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

  The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2010 and fiscal 2009:

  Approximately $52,500 and $47,600, respectively, in connection with the audit of the Company's annual financial statements and quarterly reviews; and $5,000 and $4,000, respectively, for the preparation of the Company's corporate tax returns. There were no other audit related fees or other fees paid to the firm for the two fiscal years.

  The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011.

                            OTHER MATTERS

  The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                        ADDITIONAL INFORMATION

  The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2010, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 27, 2010. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation.

                        STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2011 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than August 7, 2011.

                      EXPENSES AND SOLICITATION

  The entire cost of soliciting proxies will be borne by the Company.
In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.



                                  By Order of your Board of Directors,



                                  /s/ Robert P. Nichols
                                  _____________________
                                  Robert P. Nichols
                                  Secretary

Bohemia, New York
November 30, 2010

________________________________________________________________________

SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    January 7, 2011

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Helena R. Santos and James S.
Segasture, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share
("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2010 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, on
Friday, January 7, 2011 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Class B Directors named below and proposal 2.

1.  Election of Class B Directors:

               GRACE S. MORIN      JOSEPH I. KESSELMAN

        FOR both nominees  (    )    WITHHOLD for both nominees  (    )

If you do not wish your shares voted FOR one of the nominees, draw a line through that person's name above.


2. Proposal to ratify the appointment of the independent registered public accounting firm, Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES A DIRECTOR AND APPROVAL OF PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)




Dated:_________________                   _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.